                                                                   Exhibit 3.138

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                            ARTICLES OF ORGANIZATION
                              (UNDER G.L. CH. 156B)
                                  INCORPORATORS

     NAME                                         POST OFFICE ADDRESS

INCLUDE GIVEN NAME IN FULL IN CASE OF NATURAL PERSONS: IN CASE OF A CORPORATION, GIVE STATE OF INCORPORATION.

      Mark Paulino                    109 Bartholomew Street
                                      Peabody, MA


     The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

     1    The name by which the corporation shall be known is:

               REGIONAL WASTE SERVICES, INC.

     2.   The purpose for which the corporation is formed is as follows:

          See Section 2A attached hereto and incorporated herein by reference.

87 146069


Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least ' inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

/s/ [ILLEGIBLE]
---------------
 Examiner

/s/ [ILLEGIBLE]
---------------
 Name Approved

    C     / /
    P     /X/
    M     / /
   R.A.   / /

/s/ [ILLEGIBLE]
---------------
 P.C.

       DO NOT USE PHOTOCOPIES - ORIGINALS ONLY WILL BE ACCEPTED FOR FILING

NOTE: ONCE DOCUMENT IS ACCEPTED AND FILED, CHANGES MUST BE BY AMENDMENT OR CERTIFICATE OF CHANGE ONLY

3. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as follows:

                            WITHOUT PAR VALUE                WITH PAR VALUE
                            -----------------   ----------------------------------------
                                                                    PAR
         CLASS OF STOCK     NUMBER OF SHARES    NUMBER OF SHARES   VALUE       AMOUNT
        -----------------   -----------------   ----------------   ------   ------------
            Preferred                                                       $

            Common                              150,000            $ 0.10   $  15,000.00

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

               None

*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

     See Section 5A attached hereto and incorporated herein by reference

*6. Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders

     See Section 6A attached hereto and incorporated herein by reference.

*If there are no provisions state "None".

SECTION 2A

          To conduct a corporate business for the purpose of rendering services of any and all types, nature and description having to do with: establishing, owning, buying, selling, operating and managing waste hauling and waste disposal companies and related entities; owning, leasing, operating and managing landfills, transfer stations, incinerators and any other facilities used in connection with waste hauling and waste disposal; owning, leasing and operating equipment, trucks, machines and other vehicles used in conjunction with waste hauling and waste disposal; in general to carry on the business of incidental to or usual to such business; to do all the foregoing business at wholesale or retail; to acquire, hold, buy, sell, lease and convey real estate for the purposes of the business, to buy, acquire, control, hold and dispose of shares of stock, bonds and other evidences of indebtedness of corporations and stock companies and to pay for the same in cash or in property or by the issuance of thereto all the rights, powers and privileges of ownership and to exercise all voting powers thereon; to do all things incidental, necessary and appurtenant to the accomplishment of the foregoing business.

          And to do any and all things of a like or similar nature of every description without exception in order to develop and operate said business, including, but not limited to, promoting, marketing and advertising the various services and products of the corporation.

          To purchase, hold and reissue shares of its own capital stock.

          To enter into transactions and incur such indebtedness as may be necessary or incidental to the business of the corporation with any persons, corporations, cities, towns or states.

          To purchase or otherwise acquire, to hold, own, mortgage, sell, erect, maintain, operate, lease, convey or otherwise dispose of real or personal property of every class and description in any state in the Union, incidental to the business.

          To build, construct, erect, purchase, lease, hire, exchange for or otherwise return to account, to sell, convey, mortgage, or otherwise dispose of any real estate or personal property, including the stock of this corporation, and to pay therefor or accept in payment thereof, either wholly or partially any property or rights, shares, bonds or other obligations, society or body politic; and to exercise in respect to all such property, rights, shares, bonds or other obligations of this or any other corporation, person, firm, association, society or body politic all the rights, powers and privileges of individual owners thereof.

          To hire and employ agents, servants and employees, and to enter into agreements of employment and collective bargaining agreements, and to act as agent, contractor, trustee, factor or otherwise, either alone or in company of others.

          To let concessions to others to do any of the things that this corporation is empowered to do, and to enter into, make, perform and carry out, contracts and arrangements of every kind and character with any person, firm, association or corporation, or any government or authority or subdivision or agency thereof.

          To subscribe for, purchase, invest in, hold, own, assign, pledge, and otherwise dispose of shares of capital stock, bonds, mortgages, debentures, notes and other securities, obligations, contracts, and evidences of indebtedness of corporations, including for the purpose of constructing, owning, operating or leasing and of corporations engaged in a like or similar business and corporations whose funds are or may be invested in the shares of stock, bonds, or other securities, of any corporations of the character herein before described; to exercise, in respect to any such shares of stocks, bonds, and other securities corporations, any and all rights, powers and privileges of individual membership, including the right to vote, issue bonds and other obligations for proper corporate purposes, and to do any and all acts and things tending to increase the value of the property at any time held; to purchase, acquire, hold, transfer, and dispose of stocks, bonds, and mortgages, notes or other evidences of indebtedness, of any person or corporation, and to issue, execute, deliver in exchange therefor its stocks, bonds or mortgages, notes and other obligations, and to do all such other things helpful to the objects herein set forth.

          To carry on any lawful business whatsoever that this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or that it may deem calculated, directly or indirectly, to improve the interests of this corporation, and to have and to exercise all powers conferred by the laws of the Commonwealth of Massachusetts on corporations formed under the laws pursuant to which and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended, and to do any and all things hereinabove set forth to the same extent and as fully natural persons might or could do, either alone or in connection with other persons, firms, associations, partnerships, corporations and in any part of the world.

          The foregoing statement of purposes shall be construed as a statement of both purposes and powers, shall be liberally construed in aid of the powers of this corporation, and the powers and purposes stated in each clause shall, except where otherwise stated, be in no way limited or restricted by any term or provision or any other clause, and shall be regarded not only as independent purposes, but the purposes and powers stated shall be construed distributively as each object expressed, and the [ILLEGIBLE]as to specific powers shall not be construed as to limit in any [ILLEGIBLE] aforesaid general powers but are in furtherance of, [ILLEGIBLE] addition to and not in limitation of said general powers.

SECTION 5A

          Any holder of stock, including the heirs, administrators or executors of a deceased stockholder (or their successors in office), or any trustees in bankruptcy of a stockholder, assignee of a stockholder, or other officer having the right to deal with the said shares by operation of law, and any holder of stock for foreclosure of any pledge or hypothecation, desiring to sell, dispose of or transfer any of the stock owned by him, her or them, shall first offer the same to the corporation through its Board of Directors, in the following manner. He or she shall notify the corporation through its Board of Directors of his or her desire to sell, by a notice in writing addressed to the principal office of the corporation, which notice shall contain the price at which he or she is willing to sell, and the name of an arbitrator.

          The Directors shall, within thirty (30) days thereafter, either accept the offer, or by a notice in writing, name a second arbitrator. In the event that the corporation accepts the offer, the corporation shall have six (6) months thereafter in which to pay for the stock, payments to be made as follows:
Twenty-five (25%) percent within thirty (30) days after notice of purchase to the offeror by the Directors and fifteen (15%) percent every thirty (30) days thereafter. In the event that the corporation defaults on the agreed upon payment for the stock, then and in that event, the holder of stock shall have the right to dispose of the same in any manner that he or she sees fit. The initial arbitrator and the second arbitrator shall name a third arbitrator. In the event the corporation does not accept the offer, it shall be the duty of the arbitrators, or a majority of them, to ascertain the fair book value of the stock as of the date of the offer, and if either party refuses to appear at the hearing conducted by the arbitrators for that purpose, the arbitrators may act in the absence of said party or parties. After determination of the fair book value of the stock by the arbitrators, the corporation, through its Board of Directors, may pay for the stock on the payment schedule herein set forth in the amount of the valuation determined by the arbitrators. In the event that the corporation, through its Board of Directors, elects not pay for the stock, then and in that event, the holder of the stock shall have the right to dispose of the same in any manner that he or she sees fit. In the event that the stock of this corporation is acquired by the insolvency or bankruptcy of a Stockholder, or by foreclosure of any pledge or hypothecation, or by an assignee, receiver, or other officer, or in the event of the death of a Stockholder, the corporation, through its Board of Directors, at its option any time within six
(6) months after the qualification of said trustee in bankruptcy, the appointment of the said receiver, the sale by foreclosure, or the qualification of the administrator or executor of the deceased Stockholder, may notify such person or persons in writing to sell the stock to the corporation at a price fixed by the Board of Directors of the corporation. Such notice shall also contain the name of an arbitrator. The person or persons so notified by the corporation shall have thirty (30) days within which to surrender the stock and be paid therefor by the corporation on the terms hereinbefore stated. In the event that the said person or persons are not satisfied with the price as set by the corporation, they shall notify the corporation by a writing addressed to the principal office of the corporation, notifying the corporation to that effect, and naming a second arbitrator. The procedure thereafter shall be the same as if the stock were offered for sale to the corporation by a Stockholder. In the event that the corporation purchases the stock, the certificate shall be delivered to the corporation within thirty
(30) days after the notification by the corporation of its intention to accept the offer to pay for the stock on the valuation set by the arbitrators. The Board of Directors may, from time to time, waive the foregoing restrictions.

SECTION 6A

          (a) The Bylaws may provide that the Directors may make, amend, or repeal the Bylaws, in whole or in part, except with respect to any provision thereof which by law, the Articles of Organization or the Bylaws require action the Stockholders.

          (b) Meetings of the Stockholders or Directors of this corporation may be held anywhere in the United States.

          (c) This corporation may be a partner in any business enterprise it would have power to conduct by itself.

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date. (not more than 30 days after the date of filing.)

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

     a. The post office address of the initial principal office of the corporation of Massachusetts is:

           295 Forest Street, Peabody, MA  01960

     b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

       NAME                       RESIDENCE        POST OFFICE ADDRESS

President:  Mark Paulino                      109 Bartholomew St.
                                              Peabody, MA

Treasurer:  William J. Phillips               8 Jefferson Road
                                              Peabody, MA

Clerk:   Philip Caron                         17 Mohawk Street
                                              Danvers, MA

Directors: Mark Paulino, 109 Bartholomew Street, Peabody, MA
           James M. Herlihy, 14 Mohawk Street, Danvers, MA Philip Caron, 17 Mohawk Street, Danvers, MA William J. Phillips, 8 Jefferson Road, Peabody, MA Ronald Phillips, 22 North Shore Rd., Danvers, MA Conrad Paulino, 19 Troy St, Peabody, MA

     c. The date initially adopted on which the corporation's fiscal year ends is:

             December 31

     d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

           Last Friday in March

     e. The name and business address of the resident agent, if any, of the corporation is:

             N.A.

IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this 15th day of May 1987

                     /s/  Mark Paulino
                     -----------------------------------------------------------
                     Mark Paulino
                     -----------------------------------------------------------

                     -----------------------------------------------------------

The signature of each incorporator which is not a natural person must be an individual who shall show the capacity in which he act? and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles [ILLEGIBLE] Organization.

                                     256404
[ILLEGIBLE]

1987 MAY 26 PM 3:00

CORPORATION [ILLEGIBLE]

                        THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 12


               I hereby certify that, upon an examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $150 having been paid, said articles are deemed to have been filed with me this 26th day of May 19[ILLEGIBLE]

                                                     A TRUE COPY ATTEST

                                                 /s/ William Francis Galvin

                                                   WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                             DATE 1/28/04 CLERK /s/ [ILLEGIBLE]
                                                  -------       ---------------

             EFFECTIVE DATE

                             /s/ Michael J. Connolly

                               MICHAEL J. CONNOLLY

                               SECRETARY OF STATE


                PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT
                         TO BE FILLED IN BY CORPORATION

                          TO:       Richard B. Weitzen

                                    Lawson & Wayne

                                    425 Summer Street

                                    Boston, MA 02210

                          Telephone (617) 439-4990


               FILING FEE: 1/20 OF 1% OF THE TOTAL AMOUNT OF THE AUTHORIZED
                    CAPITAL STOCK WITH PAR VALUE, AND ONE CENT A SHARE FOR ALL AUTHORIZED SHARES WITHOUT PAR VALUE, BUT NOT LESS THAN $150 GENERAL LAWS, CHAPTER 156B. SHARES OF STOCK WITH A PAR VALUE LESS THAN ONE DOLLAR SHALL BE DEEMED TO HAVE PAR VALUE OF ONE DOLLAR PER SHARE.

                                                                     Copy Mailed

                                                          FEDERAL IDENTIFICATION
                                                          NO. see below

                                                          FEDERAL IDENTIFICATION
                                                          NO. see below

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE
                               ONE ASHBURTON PLACE
                               BOSTON, MASS, 02108

                               ARTICLES OF MERGER*
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
                                  Section 114.
            Make checks payable to the Commonwealth of Massachusetts.

                                  *   *   *   *

MERGER* OF         M    Peabody Track Equipment Corp.  (Fed. ID042805334)
                   M    H. Paulino, Inc.  (Fed. ID 042622338)
                   M    Charl-Don Trucking , Inc.  (Fed. ID 042663878)
                   M    Charl-Don Rolloff Division Co., Inc. (Fed. ID042643989)
                   M    Professional Disposal, Inc.  (Fed. ID 042526515)
                                              the constituent corporations

                   into

                     S     Regional Waste Services, Inc.  (Fed. ID
                                                    04-2964541)

one of the constituent corporations*.      256404

     The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

     1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 78, and will be kept as provided by subsection (d) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

     2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be September 1, 1967

     3.   (For a merger)
     ** The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

          none

 * Delete the inapplicable words.
** If there are no provisions state "NONE."
NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Addition, to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

[ILLEGIBLE]
-------------
Examiner

          (a)   The purposes of the RESULTING corporation are as follows:
               N/A


          (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:


                            WITHOUT PAR VALUE                WITH PAR VALUE
                            -----------------   ----------------------------------------
                                                                    PAR
         CLASS OF STOCK     NUMBER OF SHARES    NUMBER OF SHARES   VALUE       AMOUNT
        -----------------   -----------------   ----------------   ------   ------------
           Preferred                                                        $

           Common                               150,000            .10      $  15,000

     **(c) If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

             None

     **(d) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

             See Continuation Page 1A


 *Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

[ILLEGIBLE]

                              CONTINUATIOM PAGE 2A

Directors of Regional Waste Services, Inc.

                                                      Post Office
Name                        Residence                 Address
----                        ---------                 -------
Mark Paulino                109 Bartholemew St.       295 Forest St.
                            Peabody, MA               Peabody, MA 01960

James Michael Herlihy       14 Mohawk Street          as above
                            Danvers, MA

Philip Caron                17 Mohawk Street          as above
                            Danvers, MA

William J. Phillips         8 Jefferson Road          as above
                            Peabody, MA

Ronald Phillips             12 Abington Avenue        as above
                            Peabody, MA

Conrad Paulino              19 Troy Street            as above
                            Peabody, MA

4917r

                              CONTINUATION PAGE 3A

     The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that that agreement of merger referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

                                               /s/ [ILLEGIBLE]       President
                                               ---------------------
                                               /s/ [ILLEGIBLE]       Clerk
                                               ---------------------

of Charl-Don Trucking, Inc.
---------------------------
(name of constituent corporation)
                                               /s/ [ILLEGIBLE]       President
                                               ---------------------
                                               /s/ [ILLEGIBLE]       Clerk
                                               ---------------------

of Charl-Don Roll-Off Division Co.,  Inc.
-----------------------------------------
(name of constituent corporation)
                                               /s/ [ILLEGIBLE]       President
                                               ---------------------
                                               /s/ [ILLEGIBLE]       Clerk
                                               ---------------------

of Professional Disposal, Inc.
------------------------------
(name of constituent corporation)


                                               /s/ [ILLEGIBLE]       President
                                               ---------------------
                                               /s/ [ILLEGIBLE]       Clerk
                                               ---------------------
of Regional Waste Services, Inc.
--------------------------------
(name of constituent corporation)

7675Y

     Article 6A: No director shall be personally liable to the corporation or to any of its stockholders for monetary damages for any breach of fiduciary duty by such director as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required from time to time by applicable law, this provision shall not eliminate the liability of a director, to the extent such liability is provided by applicable law, (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith which involve intentional misconduct or a knowing violation of law, (c) under Section 61 or Section 62 of the Business Corporation Law of the Commonwealth of Massachusetts, or (d) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article 6A shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

     Article 6B: Meetings of the stockholders of the corporation may be held anywhere in the United States.

     Article 6C: The Directors may make, amend, or repeal the By-Laws in whole or in part except with respect to any provision thereof which by law or the By-Laws requires action by the stockholders.

     Article 6D: The Corporation may be a partner in any business enterprise which the Corporation would have power to conduct by itself.

                              Continuation Page 1A

     4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

     (a) The post office address of the initial principal office of the surviving* corporation in Massachusetts is:

          295 Forest Street, Peabody, MA

     (b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving* corporation is as follows:

          Name                           Residence           Post Office Address
President Mark Paulino                 109 Bartholemew St.   295 Forest St.
                                       Peabody, MA           Peabody, MA
Treasurer William J. Phillips          8 Jefferson Rd.       as above
                                       Peabody, MA
Clerk     Philip Caron                 17 Mohawk St.         as above
                                       Danvers, MA
Directors SEE CONTINUATION PAGE 2A

     (c) The date initially adopted on which the fiscal year of the surviving* corporation ends is:

          December 31

     (d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the surviving* corporation is:

          Last Friday in March

     The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

                                    /s/ Mark Paulino      President*
                                    ---------------------
                                    /s/ [ILLEGIBLE]       Clerk*
                                    ---------------------

of Peabody Truck Equipment Corp.
--------------------------------------------------------------------------------
                        (name of constituent corporation)

                                    /s/ Mark Paulino      President*
                                    ---------------------
                                    /s/ [ILLEGIBLE]       Clerk*
                                    ---------------------

of H. Paulino, Inc.
--------------------------------------------------------------------------------
                        (name of constituent corporation)

     *See Continuation Page 3A

*Delete the inapplicable words

                                                                           14270

                                      41152

    RECEIVED

                        THE COMMONWEALTH OF MASSACHUSETTS
   SEP - 3 1987
                              ARTICLES OF /MERGER
 SECRETARY OF STATE   (General Laws, Chapter 156B, Section 78)
CORPORATION DIVISION

     I hereby approve the within articles of /merger and, the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 3rd day of September, 1987.

Effective Date

                                                    /s/ Michael Joseph Connolly

                                                    MICHAEL JOSEPH CONNOLLY
                                                       SECRETARY OF STATE

                                                     A TRUE COPY ATTEST

                                                 /s/ William Francis Galvin

                                                   WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                             DATE 1/28/04 CLERK /s/ [ILLEGIBLE]
                                                  -------       ---------------


                         TO BE FILLED IN BY CORPORATION
                   Photo Copy of Articles of Merger To Be Sent

                    TO:   Lawrence I. Silverstein, Esq.
                          Bingham, Dana & Gould
                          100 Federal Street
                          Boston, MA 02110

                        Telephone  348-8000

                                                   Copy Mailed

                                       *  *                             021-100.

FORM CD-72-3?M-4/86-80??81

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2964541


                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     THIS CERTIFICATE MUST BE SUBMITTED TO THE SECRETARY OF THE COMMONWEALTH WITHIN SIXTY DAYS AFTER THE DATE OF THE VOTE OF STOCKHOLDERS ADOPTING THE AMENDMENT. THE FEE FOR FILING THIS CERTIFICATE IS PRESCRIBED BY GENERAL LAWS, CHAPTER 156B, SECTION 114. MAKE CHECK PAYABLE TO THE COMMONWEALTH OF MASSACHUSETTS.


We,  Mark Paulino                                      , President/       , and
     Philip Caron                                      ,      Clerk/         of

                          REGIONAL WASTE SERVICES, INC.
--------------------------------------------------------------------------------
                              (NAME OF CORPORATION)

LOCATED AT 300 FOREST STREET, PEABODY, MA 01960
DO HEREBY CERTIFY THAT THE FOLLOWING AMENDMENT TO THE ARTICLES OF ORGANIZATION OF THE CORPORATION WAS DULY ADOPTED AT A MEETING HELD ON JULY 30, 1990, BY VOTE OF
_____ SHARES OF _______________ OUT OF _____ SHARES OUTSTANDING,
                (Class of Stock)

3,600 SHARES OF Preferred Stock OUT OF 3,600 SHARES OUTSTANDING, AND
                ---------------
                (Class of Stock)

_____ SHARES OF _______________ OUT OF _____ SHARES OUTSTANDING,
                (Class of Stock)

       BEING AT LEAST A MAJORITY OF EACH CLASS OUTSTANDING AND ENTITLED TO VOTE THEREON:-

CROSS OUT

INAPPLICABLE

CLAUSE

To change the corporate name from Regional Waste Services, Inc. to:
"Wood Recycling, Inc."

    ? For amendments adopted pursuant to Chapter 156B, Section 70
    ? For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate ?? sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated

/s/ [ILLEGIBLE]
--------------
   Examiner

/s/ [ILLEGIBLE]
---------------
 Name Approved

   C     / /
   P     / /
   M     / /

[ILLEGIBLE]
---------------
 P.C.

                                                     A TRUE COPY ATTEST

                                                 /s/ William Francis Galvin

                                                   WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                             DATE 1/28/04 CLERK /s/ [ILLEGIBLE]
                                                  -------       ---------------


                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and, the filing fee in the amount of $100 ?having been paid, said articles are deemed to have been filed with me this 2nd day of August, 1990.


                           /s/ Michael Joseph Connolly
                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE


     TO BE FILLED IN BY CORPORATION
    PHOTO COPY OF AMENDMENT TO BE SENT

TO   Richard B. Weitzen
     Lawson & Weitzen

     425 Summer Street

     Boston, MA 02210

TELEPHONE (617) 439-4990

                                                  Copy Mailed

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2964541

                        THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512


                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

We, Mark Paulino                                           , *President /      .

and Philip L. Caron                                           , *Clerk /       .

of Wood Recycling, Inc.
                           (EXACT NAME OF CORPORATION)

located at 2 Corporation Way, Suite 170, Peabody, MA 01960
                (STREET ADDRESS OF CORPORATION IN MASSACHUSETTS)

certify that these Articles of Amendment affecting articles numbered.

3
          (NUMBER THESE ARTICLES 1, 2, 3, 4, 5 AND/OR 6 BEING AMENDED)

of the Articles of Organization were duly adopted at a meeting held on August 7, 2001, by vote of:

14,070 shares of Common Stock                      of 14,070 shares outstanding,
                 (TYPE, CLASS & SERIES, IF ANY)

______ shares of _________________________________ of __ shares outstanding, and
                 (TYPE, CLASS & SERIES, IF ANY)

______ shares of _________________________________ of ______ shares outstanding,
                 (TYPE, CLASS & SERIES, IF ANY)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon: / or (2)**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:


*DELETE THE INAPPLICABLE WORDS.             **DELETE THE INAPPLICABLE CLAUSE.
[ILLEGIBLE] FOR AMENDMENTS ADOPTED PURSUANT TO CHAPTER 156B, SECTION 70 [ILLEGIBLE] FOR AMENDMENTS ADOPTED PURSUANT TO CHAPTER 156B, SECTION 71
NOTES: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF SEPARATE ? 1/2 ? 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET SO LONG AS EACH ARTICLE ?? SUCH ADDITION IS CLEARLY INDICATED.


/s/ [ILLEGIBLE]
--------------------------
Examiner

/s/ [ILLEGIBLE]
--------------------------
Name
Approved


C        / /
P        / /
M        / /
R.A.     / /

4
P.C

                                     5/24/87

                                      17829

764368

                         THECOMMONWEALTHOFMASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $150 having been paid, said articles are deemed to have been filed with me this 8th day of August 2001.

EFFECTIVE DATE:
               -------------------------------------------------

                           /s/ William Francis Galvin


                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH


                                                     A TRUE COPY ATTEST

                                                 /s/ William Francis Galvin

                                                   WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                             DATE 1/28/04 CLERK /s/ [ILLEGIBLE]


                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

Richard B. Weitzen, Esq

Lawson & Weitzen, LLP

88 Black Falcon Avenue, Suite 345, Boston, MA 02210

Telephone: (?17) 439-4990

                                FEDERAL IDENTIFICATION    FEDERAL IDENTIFICATION
                                NO. 20-0362145            NO. 04-2964541

                                    000851717

                        THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                                                                             081
                                                                             030

                              ARTICLES OF / *MERGER
                    (General Laws, Chapter 156B, Section 78)

                                   (m) 10/8/2003
     merger of               Striped Mongoose Corporation

                                   and

                                   /s/ Wood Recycling, Inc.
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------

                                               the constituent corporation, into

                                   /s/ Wood Recycling, Inc.
                                   ---------------------------------------------
                                   *one of the constituent corporations.


The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 78, and will be kept as provided by Subsection (d) thereof. The surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the merger determined pursuant to the agreement of *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a LATER effective date is desired, specify such date which shall not be more than THIRTY DAYS after the date of filing:

3. (For a merger)
**The following amendments to the Articles of Organization of the SURVIVING corporation have been effected pursuant to the agreement of merger:

Pursuant to the Agreement and Plan of Merger, the Articles of Organization of Wood Recycling, Inc., the surviving corporation, are amended and as set forth in Attachment 3A.

*DELETE THE INAPPLICABLE WORD.     **IF THERE ARE NO PROVISIONS STATE "NONE".
NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON SEPARATE 8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET AS LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.


/s/ [ILLEGIBLE]
--------------------------
Examiner


C        / /
P        /X/
M        / /
R.A.     /X/

7
P.C

                                 ATTACHMENT 3A

     In connection with the merger of Striped Mongoose Corporation, a Massachusetts corporation, with and into Wood Recycling, Inc., a Massachusetts corporation and the surviving corporation in such merger, pursuant to Article 3 of the Articles of Merger to which these amendments are attached, the following Articles of the current Articles of Organization of Wood Recycling, Inc., are amended as set forth below.

                                    ARTICLE I

                      The exact name of the corporation is:

                              WOOD RECYCLING, INC.

                                   ARTICLE II

2. The purpose of the corporation is to engage in the following business activities:

     (a) To engage in the business of waste management and any and all activities related thereto; and

     (b) To carry on any business or other activity which may lawfully be carried on by a corporation organized under the provisions of the Business Corporation Law of the Commonwealth of Massachusetts, whether or not related to those referred to in the preceding paragraph.

                                   ARTICLE III

     State the total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue.

      WITHOUT PAR VALUE                            WITH PAR VALUE
                  NUMBER OF                           NUMBER OF
   TYPE             SHARES              TYPE           SHARES         PAR VALUE
COMMON:             NONE              COMMON:        1,000           $  .01

Preferred:          NONE              Preferred:     NONE

                                   ARTICLE IV

     If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.

     NONE

                                    ARTICLE V

     The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

     NONE

                                   ARTICLE VI

     Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

6A.  LIMITATION OF DIRECTOR LIABILITY

     Except to the extent that Chapter 156B of the Massachusetts General Laws prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

6B.  OTHER PROVISIONS

     (a) The directors may make, amend, or repeal the by-laws in whole or in part, except with respect to any provision of such by-laws which by law or these Articles or the by-laws requires action by the stockholders.

     (b) Meetings of the stockholders of the corporation may be held anywhere in the United States.

     (c) The corporation shall have the power to be a partner in any business enterprise which this corporation would have the power to conduct by itself.

     (d) The corporation, by vote of a majority of the stock outstanding and entitled to vote thereon (or if there are two or more classes of stock entitled to vote as separate classes, then by vote of a majority of each such class of stock outstanding), may (i) authorize any amendment to its Articles of Organization pursuant to Section 71 of Chapter 156B of the Massachusetts General Laws, as amended from time to time, (ii) authorize the sale, lease or exchange of all or substantially all of its property and assets, including its goodwill, pursuant to Section 75 of Chapter 156B of the Massachusetts General Laws, as amended from time to time, and (iii) approve an agreement of merger or consolidation pursuant to Section 78 of Chapter 156B of the Massachusetts General Laws, as amended from time to time.

4. The information contained in Item 4 is NOT A PERMANENT part of the Articles of Organization of the surviving corporation.

(a) The street address of the surviving corporation in Massachusetts is: (POST OFFICE BOXES ARE NOT ACCEPTABLE)

     c/o CT Corporation System, 101 Federal Street, Boston, MA 02110

(b) The name, residential address, and post office address of each director and officer of the *resulting / *surviving corporation is:

                  NAME                          RESIDENTIAL ADDRESS                      POST OFFICE ADDRESS
PRESIDENT:   John W. Casella      67 Ives Ave., Rutland, VT 05701                        25 Greens Hill Lane, Rutland, VT 05701

TREASURER:   Richard A. Norris    448 Curtis Brook Rd., Rutland, VT 05701                25 Greens Hill Lane, Rutland, VT 05701

CLERK:       John W. Casella      67 Ives Ave., Rutland, VT 05701                        25 Greens Hill Lane, Rutland, VT 05701

DIRECTORS:   John W. Casella      67 Ives Ave., Rutland VT 05701                         25 Greens Hill Lane, Rutland, VT 05701

             Douglas R.Casella    3 Stonehollow Rd, Mendon, VT 05701                     25 Greens Hill Lane, Rutland, VT 05701

             James W. Bohlig      Russellville Rd., Box 1043, Cuttingsville, VT 05738    25 Greens Hill Lane, Rutland, VT 05701

(c)The fiscal year (i.e. tax year) of the surviving corporation shall end on the last day of the month of:

     April

(d) The name and business address of the resident agent, if any, of the surviving corporation is:

     c/o CT Corporation System, 101 Federal Street, Boston, MA 02110

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

/s/: John W. Casella                      , President
-----------------------------------------
John W. Casella, President and Clerk

                                         , Clerk
----------------------------------------- .

Striped Mongoose Corporation of
-----------------------------------------------------------------------------
                      (NAME OF CONSTITUENT CORPORATION)

                                         , President
-----------------------------------------
Mark Paulino

                                         , Clerk
-----------------------------------------
James Michael Herlihy

   Wood Recycling, Inc.
of --------------------------------------------------------------------------- .
                        (NAME OF CONSTITUENT CORPORATION)

*DELETE THE INAPPLICABLE WORDS.

4. The information contained in Item 4 is NOT A PERMANENT part of the Articles of Organization of the surviving corporation.

(a) The street address of the ? surviving corporation in Massachusetts is: (POST OFFICE BOXES ARE NOT ACCEPTABLE)

     c/o CT Corporation System, 101 Federal Street, Boston, MA 02110

(b) The name, residential address, and post office address of each director and officer of the *resulting/*surviving corporation is:

                  NAME                          RESIDENTIAL ADDRESS                      POST OFFICE ADDRESS
President:   John W. Casella      67 Ives Ave., Rutland, VT 05701                        25 Greens Hill Lane, Rutland, VT 05701

Treasurer:   Richard A. Norris    448 Curtis Brook Rd., Rutland, VT 05701                25 Greens Hill Lane, Rutland, VT 05701

Clerk:       John W. Casella      67 Ives Ave., Rutland, VT 05701                        25 Greens Hill Lane, Rutland, VT 05701

Directors:   John W. Casella      67 Ives Rutland VT 05701                               25 Greens Hill Lane, Rutland, VT 05701

             Douglas R.Casella    3 Stonehollow Rd, Mendon, VT 05701                     25 Greens Hill Lane, Rutland, VT 05701

             James W. Bohlig      Russellville Rd., Box 1043, Cuttingsville, VT 05738    25 Greens Hill Lane, Rutland, VT 05701

(c) The fiscal year (i.e. tax year) of the surviving corporation shall end on the last day of the month of:

     April

(d) The name and business address of the resident agent, if any, of the ? surviving corporation is:

     c/o CT Corporation System, 101 Federal Street, Boston, MA 02110

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of ? merger has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

-----------------------------------------, President
John W. Casella, President and Clerk

-----------------------------------------, Clerk

Striped Mongoose Corporation of
-------------------------------------------------------------------------------
                        (NAME OF CONSTITUENT CORPORATION)

/s/ Mark Paulino
-----------------------------------------,President
Mark Paulino

/s/James Michael Herlihy
-----------------------------------------, Clerk
James Michael Herlihy

Wood Recycling, Inc. of
-----------------------------------------------------------------------------
                        (NAME OF CONSTITUENT CORPORATION)

*DELETE THE INAPPLICABLE WORDS.

861486

                        THE COMMONWEALTH OF MASSACHUSETTS

                       ARTICLES OF *CONSOLIDATION/ *MERGER
                    (GENERAL LAWS, CHAPTER 156B, SECTION 78)


I hereby approve the within Articles of *Consolidation / *Merger and, the filing fee in the amount of $ 250 00, having been paid, said articles are deemed to have been filed with me this 25th day of November, 2003


EFFECTIVE DATE:
               -----------------------------------------------------

                                                     A TRUE COPY ATTEST

                                                 /s/ William Francis Galvin

                                                   WILLIAM FRANCIS GALVIN
                                                SECRETARY OF THE COMMONWEALTH

                                             DATE 1/28/04 CLERK /s/ [ILLEGIBLE]
                                                  -------       ---------------

                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH


                                                                     [ILLEGIBLE]


                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

Sheila M. McCarty, Corporate Paralegal

Hale and Dorr LLP

60 State St., Boston, MA 02109

Telephone: (617)526-5134